SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 28, 2015
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)

(940) 898-7500
(Registrant’s telephone number, including area
code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On May 28, 2015, Sally Beauty Holdings, Inc. issued the news release attached hereto as exhibit 99.1, which provides an update on the payment card investigation. The contents of such news release are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit Number	Description
99.1	News release issued by Sally Beauty Holdings, Inc. on May 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

May 28, 2015	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President,
General Counsel and Secretary

Exhibit Number	Description
99.1	News release issued by Sally Beauty Holdings, Inc. on May 28, 2015